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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2004

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-16017 (Commission File Number)	98-0223493 (I.R.S. Employer Identification No.)
22 Victoria Street P.O. BOX HM 1179 HAMILTON HMEX, BERMUDA (Address of Principal Executive Offices) (Zip Code)

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

99.1
June 7, 2004 slide presentation to investors meeting in New York City.

ITEM 12.    Results of Operations and Financial Condition

        The information contained in this Current Report is furnished under Item 12—Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information hereunder shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

        On June 7, 2004, registrant's management gave an oral presentation at an investors meeting in New York City. The slides shown at that meeting are attached as an Exhibit to this Current Report and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.
By:	/s/ E.S. HETHERINGTON Edwin S. Hetherington Secretary

Date: June 4, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	June 7, 2004 slide presentation to investors meeting in New York City.

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX